UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  September 16, 2004
                                           -------------------


                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


       California                      0-31525                  68-0352144
----------------------------         -----------            ------------------
(State or other jurisdiction         (Commission              (IRS Employer
      Of incorporation)              File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California         95815
--------------------------------------------------------       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (916) 565-6100
                                                     --------------

         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Page 1 of 4 Pages
The Index to Exhibits is on Page 3

Item 8.01. Other Events.

         Registrant issued a press release September 16, 2004 announcing $0.115 cash dividend. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits

             (99.1)  Press release dated September 16, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES

                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer
September 16, 2004

Page 2 of 4 Pages

                                INDEX TO EXHIBITS

Exhibit No.       Description                                         Page
-----------       -----------                                         ----

  99.1            Press release of American River                       4
                  Bankshares dated September 16, 2004



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